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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 1, 2004




                      UNIVERSAL SECURITY INSTRUMENTS, INC.

             (Exact name of registrant as specified in its charter)


Maryland                                0-7885                   52-0898545
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
of Incorporation)                                            Identification No.)


               7-A Gwynns Mill Court, Owings Mills, Maryland 21117
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (410) 363-3000


                                  Inapplicable
          (Former Name or Former Address if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events and Required FD Disclosure.

          Reference is made to the press release issued by the Registrant on March 1, 2004, the text of which is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

The following exhibits are filed herewith:

Exhibit No.
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99.1     Press Release dated March 1, 2004



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNIVERSAL SECURITY INSTRUMENTS, INC.
                                                (Registrant)


Date: March 1, 2004                     By:     /s/ Harvey B. Grossblatt
                                           -------------------------------------
                                           Harvey B. Grossblatt
                                           Chief Executive Officer












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                                                                    Exhibit 99.1
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                                                           For Immediate Release
                                          Contact:  Harvey Grossblatt, President
                                            Universal Security Instruments, Inc.
                                                          410-363-3000, Ext. 224
                                                                              or
                                                          Don Hunt, Jeff Lambert
                                             Lambert, Edwards & Associates, Inc.
                                                                    616-233-0500

          Universal Security Instruments Announces 4-for-3 Stock Split
                   Board of Directors Approves Stock Dividend
                 Following 11th Consecutive Profitable Quarter


OWINGS MILLS, MD, March 1, 2004 - Universal  Security  Instruments,  Inc. (AMEX:
UUU) today announced a 4-for-3 stock split in the form of a 33?% stock dividend to holders of record on March 15, 2004, payable on April 5, 2004. Cash will be paid in lieu of fractional shares.

Steve Knepper, chairman of the board and chief executive officer said, "This stock split is a reflection of the confidence we have in the future of our company. Universal has taken a number of significant steps to ensure fair market valuation over the long term. Our July move to the AMEX set an important new foundation for us. This split builds on that foundation."


UNIVERSAL SECURITY INSTRUMENTS, INC. (www.universalsecurity.com), founded in 1969, is a worldwide marketer of safety and security products directly and through its 50%-owned Hong Kong joint venture.

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Statements  contained in this press  release that are not  historical  facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Although UNIVERSAL SECURITY INSTRUMENTS, INC. believes that the expectations reflected in such forward-looking statements are
reasonable;   the   forward-looking   statements   are   subject  to  risks  and
uncertainties that could cause actual results to differ materially from those projections.